Joint Filer Information

NAME: Highbridge International LLC

ADDRESS:  C/O M & C Corporate Services
          P.O. Box 309
          George Town, Grand Cayman
          Cayman Islands, British West Indies

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: August 11, 2008

SIGNATURE:  HIGHBRIDGE INTERNATIONAL LLC

            By: Highbridge Capital Management, LLC
                its Trading Manager

            By: /s/ John Oliva
                -----------------------
            Name: John Oliva
            Title: Managing Director

                             Joint Filer Information

NAME: Highbridge Convertible Arbitrage Master Fund, L.P.

ADDRESS:   c/o M & C Corporate Services
           P.O. Box 309
           George Town, Grand Cayman
           Cayman Islands, British West Indies

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: August 11, 2008

SIGNATURE:  HIGHBRIDGE CONVERTIBLE ARBITRAGE MASTER FUND, L.P.

            By: Highbridge Capital Management, LLC
                its Trading Manager

            By: /s/ John Oliva
                -----------------------
            Name: John Oliva
                  Title: Managing Director

                             Joint Filer Information

NAME: Glenn Dubin

ADDRESS:   c/o Highbridge Capital Management, LLC
           9 West 57th Street, 27th Floor
           New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: August 11, 2008

SIGNATURE:
              /s/ Glenn Dubin
              -----------------------
              GLENN DUBIN

                             Joint Filer Information

NAME: Henry Swieca

ADDRESS:   c/o Highbridge Capital Management, LLC
           9 West 57th Street, 27th Floor
           New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: August 11, 2008

SIGNATURE:
              /s/ Henry Swieca
              -----------------------
              HENRY SWIECA